UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2016

Date of reporting period: September 30, 2016

Item 1. Reports to Stockholders.

SCHARF FUNDS

Scharf Fund
Retail Class – LOGRX
Institutional Class – LOGIX

Scharf Balanced Opportunity Fund
Retail Class – LOGBX
Institutional Class (formerly, Investor Class) – LOGOX

Scharf Global Opportunity Fund
Retail Class – WRLDX

Scharf Alpha Opportunity Fund
Retail Class – HEDJX

ANNUAL REPORT
September 30, 2016

Scharf Investments, LLC

SCHARF FUNDS

TABLE OF CONTENTS

To Our Shareholders	2

Investment Highlights	12

Expense Examples	18

Sector Allocation of Portfolio Assets	20

Schedules of Investments	24

Statements of Assets and Liabilities	39

Statements of Operations	41

Statements of Changes in Net Assets	44

Statement of Cash Flows	50

Financial Highlights	51

Notes to Financial Statements	57

Report of Independent Registered Public Accounting Firm	77

Notice to Shareholders	78

Information about Trustees and Officers	79

Householding	83

Privacy Notice	84

SCHARF FUNDS

TO OUR SHAREHOLDERS

PERFORMANCE AS OF 9/30/2016

SCHARF FUND
				Since	Since
	6	One	Three	Inception	Inception
Cumulative:	Months	Year	Year	12/30/11	1/28/15
Scharf Fund – Institutional Class	2.82%	9.52%	33.99%	81.81%	N/A
Scharf Fund – Retail Class	2.67%	9.20%	N/A	N/A	7.40%
S&P 500® Index	6.40%	15.43%	37.36%	90.88%	12.32%
(with dividends reinvested)

Annualized:
Scharf Fund – Institutional Class	—	—	10.24%	13.40%	N/A
Scharf Fund – Retail Class	—	—	N/A	N/A	4.37%
S&P 500® Index	—	—	11.16%	14.57%	7.20%
(with dividends reinvested)

SCHARF BALANCED OPPORTUNITY FUND
				Since	Since
	6	One	Three	Inception	Inception
Cumulative:	Months	Year	Year	12/31/12	1/21/16
Scharf Balanced Opportunity
Fund – Institutional Class	3.66%	7.68%	24.37%	40.75%	N/A
Scharf Balanced Opportunity
Fund – Retail Class	3.53%	N/A	N/A	N/A	10.33%
Lipper Balanced Funds Index	5.11%	9.64%	19.89%	32.30%	12.48%
(with dividends reinvested)
Bloomberg Barclays
U.S. Aggregate Bond Index	2.68%	5.19%	12.57%	10.44%	4.84%
S&P 500® Index	6.40%	15.43%	37.36%	64.55%	17.81%
(with dividends reinvested)

Annualized:
Scharf Balanced Opportunity
Fund – Institutional Class	—	—	7.54%	9.55%	N/A
Scharf Balanced Opportunity
Fund – Retail Class	—	—	N/A	N/A	N/A
Lipper Balanced Funds Index	—	—	6.23%	7.75%	N/A
(with dividends reinvested)
Bloomberg Barclays
U.S. Aggregate Bond Index	—	—	4.03%	2.69%	N/A
S&P 500® Index	—	—	11.16%	14.21%	N/A
(with dividends reinvested)

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SCHARF GLOBAL OPPORTUNITY FUND
			Since
		One	Inception
Cumulative:	6 Months	Year	10/14/14
Scharf Global Opportunity Fund	6.83%	13.21%	17.46%
MSCI All Country World Index (Net)	6.34%	11.96%	9.67%
Annualized:
Scharf Global Opportunity Fund	—	—	8.55%
MSCI All Country World Index (Net)	—	—	4.82%

SCHARF ALPHA OPPORTUNITY FUND
			Since
			Inception
Cumulative:		6 Months	12/31/15
Scharf Alpha Opportunity Fund		0.08%	2.17%
HFRX Equity Hedge Index		2.31%	-0.69%
Bloomberg Barclays U.S. Aggregate Bond Index		2.68%	5.80%
S&P 500® Index		6.40%	7.84%
(with dividends reinvested)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-572-4273.

The gross expense ratios for the Scharf Fund Institutional Class, Scharf Fund Retail Class, Scharf Balanced Opportunity Fund Institutional Class, Scharf Balanced Opportunity Fund Retail Class, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund are 1.24%, 1.49%, 1.46%, 1.71%, 2.36%, and 6.25%, respectively.  The net expense ratios for the Scharf Fund Institutional Class, Scharf Fund Retail Class, Scharf Balanced Opportunity Fund Institutional Class, Scharf Balanced Opportunity Fund Retail Class, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund represent the percentages paid by investors and are 1.10%, 1.35%, 1.06%, 1.31%, 0.65%, and 2.27%, respectively, after fee waivers and expense reimbursements, including acquired fund fees and expenses, dividends on securities sold short and interest expense.  The Adviser has contractually agreed to waive fees through January 27, 2018 for the Scharf Fund and Scharf Balanced Opportunity Fund. For the Scharf Global Opportunity Fund, the 0.65% Expense Cap will remain in effect through January 27, 2017, after which the Expense Cap will increase to 1.50%, and thereafter the Expense Cap will be 1.50% from January 28, 2017 through at least January 27, 2018.  For the Scharf Alpha Opportunity Fund, the 1.00% Expense Cap will remain in effect through January 27, 2017, after which the Expense Cap will increase to 1.50% through at least January 27, 2018.  The Scharf Fund charges a 2.00% redemption fee on redemptions or exchanges of Fund shares that are made within 60 days of purchase. The Scharf Balanced Opportunity Fund, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund charge a 2.00% redemption fee on redemptions or exchanges of Fund shares that are made within 15 days of purchase. Had the redemption fees been included, returns would have been lower.

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Dear Fellow Shareholders,

For the fiscal year ended September 30, 2016, the Scharf Fund Institutional Class and Retail Class returned 9.52% and 9.20% respectively, compared to the 15.43% return for the S&P 500® Index (“S&P 500”).  The key contributors to relative performance for the fiscal year were SAP AG ADR, Microsoft Corporation, AON PLC, and Priceline Group Inc.  The key detractors from relative performance were Advance Auto Parts Inc., Allergan PLC, CVS Health Corporation, and Novartis AG ADR.

For the fiscal year ended September 30, 2016, the Scharf Balanced Opportunity Fund Institutional Class returned 7.68% compared to the 9.64% return for the Lipper Balanced Funds Index, 5.19% return for the Bloomberg Barclays U.S. Aggregate Bond Index, and 15.43% return for the S&P 500.  For the period from its inception on January 21, 2016 through September 30, 2016, the Scharf Balanced Opportunity Fund Retail Class returned 10.33% compared to the 12.48% return for the Lipper Balanced Funds Index, 4.84% return for the Bloomberg Barclays U.S. Aggregate Bond Index, and 17.81% return for the S&P 500. The key contributors to relative performance for the fiscal year were Microsoft Corporation, SAP SE ADR, Samsung Electronics Preferred, and AON PLC.  The key detractors from relative performance for the period were Allergan PLC, Advance Auto Parts Inc., Novartis AG ADR, and CVS Health Corporation.

For the fiscal year ended September 30, 2016, the Scharf Global Opportunity Fund returned 13.21% compared to the 11.96% return for the MSCI World All Cap Index (Net).  The key contributors to relative performance for the fiscal year were Microsoft Corporation, SAP SE ADR, Priceline Group Inc., and Samsung Electronics Preferred.  The key detractors from relative performance were Allergan PLC, Baker Hughes Inc., Advance Auto Parts Inc., and Valeant Pharmaceuticals.

For the period from its inception on December 31, 2015 through September 30, 2016, the Scharf Alpha Opportunity Fund returned 2.17% compared to the -0.69% return for the HFRX Equity Hedge Index, 5.80% return for the Bloomberg Barclays U.S. Aggregate Bond Index, and 7.84% return for the S&P 500.  The key contributors to relative performance for the period were Priceline Group Inc., SAP SE ADR, AON PLC, and Willis Towers Watson PLC. The key detractors from relative performance were Allergan PLC, CVS Health Corporation, Dollar General, and Advance Auto Parts Inc.

MARKET COMMENTARY

The Land of Confusion:  Shockingly, the world is now awash in $12 trillion of negative-yielding debt (i.e. bonds guaranteed to lose investors money if held to maturity) compared to almost none two years ago.  Something is truly amiss when over $1.5 trillion is being lent to Italy, a country whose banking system is potentially insolvent, at a negative yield.  Ironically, my former macroeconomics professor and current Federal Reserve Chair, Janet Yellen, taught us that negative yields could not exist because investors would rather stuff money under a mattress than pay someone for the privilege of using it.  That is true when the investor is rational, but that is no longer the case for many institutional buyers who have priorities other than return versus risk.  Up is now down, and down is now up, I suppose.

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Government Bond Yield (%) as of 9/30/16

Source: Bloomberg

As a result of these historically low bond yields, investors are taking more risks in order to potentially generate income.  Those who should be invested in fixed income are instead using stocks as “bond proxies.”  This mad dash for yield has fueled the outperformance of supposedly “safe” high-yielding sectors with Telecom, Utilities and Consumer Staples up 27%, 17%, and 16%, respectively, over the last twelve months, compared with 15% for the S&P 500.  All six sectors with a higher dividend yield than the S&P 500 outperformed it, while three of the four sectors with lower dividend yields underperformed, with Health Care, Consumer Discretionary, and Financials up 11%, 10% and 7%, respectively.  The only sector with a lower dividend yield than the S&P 500 that outperformed over the last year was Information Technology, fueled primarily by a strong third quarter rally of 12%.  The strong performance by high dividend paying stocks comes despite a history of relatively weak earnings growth.

While the chase for yield may be generating outperformance for slow-growing bond proxies in the short term, we do not believe this to be a prudent long-term strategy.  Benjamin Graham, famed value investor and mentor to Warren Buffet, wrote that investors should think of stocks not as pieces of paper but rather as conferring part ownership in a business.  He cautioned investors not to be too concerned with erratic, short-term fluctuations in stock prices because “in the short run the market is a voting machine, in the long run it’s a weighing machine.”  In other words, long-term investors should focus on business fundamentals because that is what ultimately drives returns.  As the following chart shows, the S&P 500’s price and earnings wildly diverge over short periods of time but track each other nearly perfectly over the long term.

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S&P 500 Price vs. Earnings

Source:  Bloomberg.  S&P 500 price is represented by closing prices through 9/30/2016 with an ending price of 2,168.27.  S&P 500 Earnings for 2016 is based on estimates with a final estimate of 117.74.

Not only are investors missing out on earnings growth by chasing current dividend yield, they are also missing out on future dividend growth as the ability to grow dividends comes from the ability to grow earnings.  To illustrate, compare PG&E Corp. (“PG&E”) with Microsoft Corp. (“Microsoft”).  Despite PG&E’s 3.4% dividend yield, the company has only raised its dividend once since 2009.  Alternatively, Microsoft has increased its dividend 10 consecutive years at an annualized growth rate of 14%.  Using historical earnings growth as a more reasonable estimate of future dividend growth, an investment in Microsoft is likely to earn substantially more in both dividends and earnings than PG&E.

Estimated Cumulative Dividends & Earnings Received over 10 Years –
$1 Million Investment

$764k
$523k
$425k
$325k
Microsoft
PG&E
Dividends
Earnings

Source: Bloomberg, Scharf Investments.  Data through 6/30/2016.  10-year EPS growth of 1.3% for PG&E and 8.3% for Microsoft used for future dividend and earnings growth projections.

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Falling Earnings, Rising Prices?: Perhaps more concerning than the price momentum of low earnings growth/high dividend stocks, is that the S&P 500 as a whole continues to perform well despite declining earnings growth.  The second quarter of 2016 marked the fifth consecutive quarter of negative earnings growth for the S&P 500, the first time this has happened since the 2008-2009 financial crisis.  Current estimates also call for full year earnings to decline in 2016 for the second year in a row.  In contrast to earnings, stock prices have continued higher.  As a result, the S&P 500 is now trading at approximately 18x forward earnings, well above its historical average.  It has only traded higher roughly 20% of the time since 1989.

	2015	2016 Est.	2007-2016
	EPS	EPS	Est. EPS
S&P 500 Forward P/E Ratio (1989-2016)	Growth	Growth	CAGR

Source: Bloomberg. Dotted line indicates average	Sources: Value Line, Sanford Bernstein S&P
and solid line indicates today. Average forward P/E	estimates. Prices and holdings as of 09/30/16.
is 15.65. Forward P/E as of 9/30/16 is 17.53.	Excludes stocks outside the Value Line Universe.
CAGR = Compound Annual Growth Rate

If earnings continue to decline we believe it will be difficult for market indexes to move higher.  Nevertheless, opportunities still exist and we remain constructive on our own portfolios.  Despite negative earnings growth for the S&P 500, our portfolio is expected to grow earnings 11% this year on top of nearly 5% growth last year. This brings our portfolio’s estimated annual earnings growth over the cycle (2007-2016) to a healthy 12% per year compared to only 3% for the S&P 500.

In addition to having stronger earnings growth than the S&P 500, we believe our companies have greater potential for future gains based on their current valuations relative to history.  We estimate the median stock in our portfolio has 42% upside to its median high P/E with just 1% downside to its median low.  This compares to only 2% upside with 23% downside for the S&P 500.

Too Much Debt:  We believe this eight year bull market has been partly elongated by debt fueled stimulus.  As a result, the U.S. debt-to-GDP (gross domestic product) ratio hit an all-time high of 250% last year.  Prior to the 1980s, debt generally grew in line or slower than GDP.  In recent decades, however, debt growth has far outpaced that of GDP.  Recent deleveraging efforts in the private sector have been more than offset by rapid growth in

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government debt.  As shown below, government debt ballooned by 104% from 2007 to 2015 while GDP grew by a mere 25%.

Domestic Non-Financial
Debt to Nominal GDP Ratio	U.S. Debt Outstanding by Type

Source: Bloomberg. Government debt includes
federal, state, and local.

Why does this pose a problem?  Government debt crowds out private sector investment by incentivizing short-term consumption rather than productive long-term capital investments.  Capital expenditures and research & development (“R&D”) saw growth rates ranging from 6-7% from the mid-90s to 2007. Since then, capital expenditures have only grown at 2% annually while total R&D expenditures have decreased.  This has caused U.S. productivity, a measure of the change in output per hour worked, to decline from an average of roughly 2% in the 1990s to an average of negative 1.5% from 2014-2016.

U.S. Productivity, %
(1983 – 2016)
Trailing 3-Year Average

Source: Bloomberg

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This phenomenon is occurring worldwide as global public debt leapt 91% over the past 8 years, pushing debt-to-GDP ratios to record highs in many developed countries.  This high level of debt combined with anemic GDP growth has put the global economy in a precarious position.  Nobody knows how this will end, but it is a good bet that it won’t end well.  As such, we remain appropriately cautious with our portfolios.

INVESTMENT STRATEGY

By remaining price disciplined, the cash balances in our Fund portfolios have grown larger as fewer companies have met our investment criteria. While this has been a drag on recent performance, we would rather hold cash than take potential undue risk with your money.  With the current bull market 396 weeks long through the end of September 2016, just 10 weeks shy of the longest in history, we believe it is prudent to remain cautious.  As volatility increases, this cash should provide us with ample opportunity to create value for our clients.

While we are always mindful of how economic conditions and current events impact companies, macroeconomic forecasts are not the primary consideration in our decision-making process.  We focus the bulk of our energies on fundamental research and independent company analysis to identify securities which we believe are trading at significant discounts to fair value.  We use a bottom-up, valuation-oriented strategy because stocks with low valuation ratios have historically outperformed stocks with higher valuation ratios over the long term.  By purchasing securities when they appear to be at a discount to fair value, we also hope to mitigate potential downside risk.  In addition, the firm maintains a limited number of portfolios, favoring quality over quantity.  We focus only on our best ideas as we believe owning too many stocks is counterproductive to enhancing risk/reward.  Finally, we are style box agnostic and search for compelling investments in companies large and small, foreign and domestic.  To that end, we are optimistic about the current portfolios and believe the Funds are well positioned for long-term investors.

Recent purchase Walgreens Boots Alliance (“WBA”) represents one such example.  Walgreens is the second largest retail pharmacy in the United States after CVS Health Corporation.  The 2014 acquisition of pharmaceutical wholesaler Alliance Boots gave Walgreens a global presence across 25 countries and increased scale purchasing advantages.  WBA has an earnings predictability score of 85 and has compounded earnings at 10% over the last 10 years.  Given the recurring nature of WBA’s pharmacy and wholesale business, we believe the company is well positioned to continue its stable earnings growth trajectory.  We believe WBA will also benefit from the secular trend toward increasing pharmacy utilization as the U.S. population ages.  As shown below, Walgreens recently traded at a 3-to-1 favorability ratio, with 27% upside to its median high P/E and 9% downside to its median low.

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High Quality	Walgreens Favorability

Source: Value Line, Scharf Investments, LLC. Data as of 9/30/2016

IN CLOSING

For over 30 years, Scharf Investments, LLC has operated as an independent, employee-owned firm dedicated to providing the highest quality investment management services.  During this time, the firm has established a track record based on a disciplined investment approach.  That approach continues today with the Scharf Fund, the Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund.

One of our core beliefs has always been that our personal interests should be aligned with those of our clients.  As such, every member of our investment committee is invested alongside our clients.  On a personal level, as the first and one of the largest individual shareholders in each of the Funds, my family has a significant interest in the Funds’ success.  As a shareholder, I hope you take comfort in the knowledge that having our own money invested alongside yours will be a powerful motivator to sharpen our focus.

We thank you for the trust and confidence you have placed in us.  We welcome your comments and questions.

Brian Krawez
President and Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.  The Scharf Global Opportunity Fund and the Scharf Alpha Opportunity Fund are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund.  Therefore, the Funds are more exposed to volatility than a diversified fund.  Diversification does not assure a profit, nor does it protect against a loss in a declining market.  The Funds may invest in securities representing equity or debt.  These securities may be issued by small- and medium-sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in foreign securities which involve greater volatility, political, economic and currency risks, and differences in

SCHARF FUNDS

accounting methods.  These risks are greater for emerging markets.  The Funds may invest in exchange-traded fund (“ETFs”) or mutual funds, the risks of owning either generally reflecting the risks of owning the underlying securities held by the ETF or mutual fund.  The Funds follow an investment style that favors relatively low valuations.  Investment in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Scharf Alpha Opportunity Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Scharf Alpha Opportunity Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs.

Forward earnings and EPS Growth are not measures of the Funds’ future performance.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Lipper Balanced Funds Index is an index of open-end mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both equities and bonds.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

MSCI All Country World Index (Net) is a broad measure of stock performance throughout the world.

The HFRX Equity Hedge Index encompasses various equity hedge strategies, also known as long/short equity, that combine core long holdings of equities with short sales of stock, stock indices, related derivatives, or other financial instruments related to the equity markets.

You cannot invest directly in an index.

Dividend yield is the dividend per share divided by the price per share.

Price to Earnings Ratio (“P/E”) is a valuation ratio of a company’s current share price compared to its per-share earnings.  Upside to historical median P/E and downside to historical median P/E are terms used to describe the adviser’s estimated reward and risk of an individual security.

Forward Price to Earnings Ratio is a current stock’s price over its predicted earnings per share.

Earnings Growth Per Share is the percentage change in a firm’s earnings per share (EPS) over a specific period of time.

Compound Annual Growth Rate (“CAGR”) is the mean annual growth rate of an investment over a specified period of time.

Value Line is an independent investment research and financial publishing firm.

Gross Domestic Product (“GDP”) represents the monetary value of all goods and services produced within a nation’s geographic borders over a specified period of time.

Debt-to-GDP is a ratio between a country’s government debt and its gross domestic product.

The information provided herein represents the opinion of the Funds’ manager, is subject to change at any time, is not guaranteed and should not be considered investment advice.

The Funds’ holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the schedules of investments in this report for a complete list of Fund holdings.

Must be preceded or accompanied by a prospectus.

The Scharf Funds are distributed by Quasar Distributors, LLC.

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Comparison of the change in value of a hypothetical $10,000 investment in the Scharf Fund – Institutional Class vs. the S&P 500® Index.

Average Annual Total Return for the Periods Ended 9/30/2016:

		Since	Since
		Inception	Inception
	1 year	(12/30/11)	(1/28/15)
Scharf Fund – Institutional Class*	9.52%	13.40%	—
Scharf Fund – Retail Class	9.20%	—	4.37%
S&P 500® Index	15.43%	14.57%	7.20%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 60 days or less. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

*
Effective January 28, 2015, the former Investor Class shares were re-designated as Institutional Class shares.  The initial investment reflects the minimum investment of the former Investor Class at the inception of the class.

SCHARF BALANCED OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $10,000 investment in the Scharf Balanced Opportunity Fund vs. the Lipper Balanced Funds Index,
the S&P 500® Index, and the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Return for the Periods Ended 9/30/2016:

		Since	Since
		Inception	Inception
	1 year	(12/31/12)	(1/21/16)
Scharf Balanced Opportunity Fund –
Institutional Class*	7.68%	9.55%	—
Scharf Balanced Opportunity Fund –
Retail Class	—	—	10.33%
S&P 500® Index	15.43%	14.21%	17.81%
Bloomberg Barclays
U.S. Aggregate Bond Index	5.19%	2.69%	4.84%
Lipper Balanced Funds Index	9.64%	7.75%	12.48%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on

SCHARF BALANCED OPPORTUNITY FUND

dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

*
Effective January 21, 2016, the former Investor Class shares were re-designated as Institutional Class shares.  The initial investment reflects the minimum investment of the former Investor Class at the inception of the class.

SCHARF GLOBAL OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $10,000 investment in the Scharf Global Opportunity Fund vs. the MSCI All Country World Index (Net).

Average Annual Total Return for the Periods Ended 9/30/2016:

	1 year	Since Inception[1]
Scharf Global Opportunity Fund	13.21%	8.55%
MSCI All Country World Index (Net)	11.96%	4.82%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

The MSCI All Country World (ACW) Index (Net) captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries.  Net total return indexes reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

[1]	The Fund commenced operations on October 14, 2014.

SCHARF ALPHA OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $10,000 investment in the Scharf Alpha Opportunity Fund vs. the HFRX Equity Hedge Index,
the S&P 500® Index, and the Bloomberg Barclays U.S. Aggregate Bond Index.

Cumulative Total Return for the Period Ended 9/30/2016:

Since Inception[1]
Scharf Alpha Opportunity Fund	2.17%
HFRX Equity Hedge Index	-0.69%
S&P 500® Index	7.84%
Bloomberg Barclays U.S. Aggregate Bond Index	5.80%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

The HFRX Equity Hedge Index encompasses various equity hedge strategies, also known as long/short equity, that combine core long holdings of equities with short sales of stock, stock indices, related derivatives, or other financial instruments related to the equity markets.

SCHARF ALPHA OPPORTUNITY FUND

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

[1]	The Fund commenced operations on December 31, 2015. Performance is not annualized

SCHARF FUNDS

EXPENSE EXAMPLES at September 30, 2016 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. The Scharf Fund, Scharf Balanced Opportunity Fund, Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund are no-load mutual funds. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Scharf Fund, the Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund at the beginning of the period and held for the entire period (4/1/16-9/30/16).

Actual Expenses
The first line of each table below provides information about actual account values and actual expenses, with actual net expenses being limited.  Per the operating expense limitation agreement, the actual net expenses are being limited to 1.09% and 1.34% for the Scharf Fund Institutional Class and Retail Class, respectively, 1.05% and 1.30% for the Scharf Balanced Opportunity Fund Institutional Class and Retail Class, respectively, 0.65% for the Scharf Global Opportunity Fund, and 1.00% for the Scharf Alpha Opportunity Fund.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Examples below include, but are not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transaction costs, such as sales charges (loads), redemption fees, or exchange fees.

SCHARF FUNDS

EXPENSE EXAMPLES at September 30, 2016 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
Scharf Fund	4/1/16	9/30/16	4/1/16 – 9/30/16	Ratio*

Institutional Class
Actual	$1,000.00	$1,028.20	$5.32	1.05%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.75	$5.30	1.05%

Retail Class
Actual	$1,000.00	$1,026.70	$6.79	1.34%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.30	$6.76	1.34%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Balanced	Account Value	Account Value	During Period*	Expense
Opportunity Fund	4/1/16	9/30/16	4/1/16 – 9/30/16	Ratio*

Institutional Class
Actual	$1,000.00	$1,036.60	$5.35	1.05%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.75	$5.30	1.05%

Retail Class
Actual	$1,000.00	$1,035.30	$6.61	1.30%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.50	$6.56	1.30%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Global	Account Value	Account Value	During Period*	Expense
Opportunity Fund	4/1/16	9/30/16	4/1/16 – 9/30/16	Ratio*

Retail Class
Actual	$1,000.00	$1,068.30	$3.41	0.66%
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.70	$3.34	0.66%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Alpha	Account Value	Account Value	During Period*	Expense
Opportunity Fund	4/1/16	9/30/16	4/1/16 – 9/30/16	Ratio*

Retail Class
Actual(1)	$1,000.00	$1,000.80	$12.56	2.51%
Hypothetical (5% return
before expenses)(1)	$1,000.00	$1,012.45	$12.63	2.51%

(1)	Excluding interest expense and dividends on short positions, your actual expenses would be $5.00 and your hypothetical expenses would be $5.05.
*
Expenses are equal to the Fund’s annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

SCHARF FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2016 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF BALANCED OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2016 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF GLOBAL OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2016 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF Alpha OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2016 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2016

Shares	COMMON STOCKS – 83.37%	Value

	Automotive Parts and Accessories – Retail – 3.73%
152,098	Advance Auto Parts, Inc.	$22,680,854

	Business Services – 3.90%
442,067	Nielsen Holdings PLC	23,681,529

	Cable and Other Subscription Programming – 4.20%
384,200	Comcast Corp. – Class A	25,487,828

	Communications Equipment Manufacturing – 2.23%
177,694	Motorola Solutions, Inc.	13,554,498

	Computer and Electronic
	Product Manufacturing – 3.66%
196,863	Apple, Inc.	22,255,362

	Computer Systems Design Services – 2.50%
245,441	Cerner Corp. (a)	15,155,982

	Conglomerates – 4.96%
208,325	Berkshire Hathaway, Inc. – Class B (a)	30,096,713

	Drug Distribution – Wholesale – 3.62%
131,880	McKesson Corp.	21,990,990

	Drug Stores – 5.72%
278,536	CVS Health Corp.	24,786,919
123,780	Walgreens Boots Alliance, Inc.	9,979,144
		34,766,063

	General Merchandise Stores – 2.70%
233,859	Dollar General Corp.	16,367,791

	Insurance Carriers and Related Activities – 6.19%
218,266	Aon PLC	24,552,742
98,424	Willis Towers Watson PLC	13,067,755
		37,620,497

	Internet Based Services – 4.18%
17,246	Priceline Group, Inc. (a)	25,377,317

	Medical Equipment and Supplies – 1.05%
195,408	Smith & Nephew PLC – ADR	6,405,474

	Oil and Gas Support Services – 2.84%
219,096	Schlumberger, Ltd.	17,229,709

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Shares	COMMON STOCKS – 83.37%, Continued	Value

	Pharmaceutical Preparation
	and Manufacturing – 7.56%
101,647	Allergan PLC (a)	$23,410,320
115,279	Novartis AG – ADR	9,102,430
69,082	Shire PLC – ADR	13,392,237
		45,904,987

	Property and Casualty Insurance – 3.97%
405,950	American International Group, Inc.	24,089,073

	Rail Transportation – 2.94%
74,226	Canadian Pacific Railway Ltd. (b)	11,334,310
69,803	Kansas City Southern	6,514,016
		17,848,326

	Software Publishers – 13.25%
505,350	Microsoft Corp.	29,108,160
776,435	Oracle Corp.	30,498,367
227,992	SAP SE – ADR	20,840,749
		80,447,276

	Telecommunications – 2.10%
207,112	China Mobile Ltd. – ADR	12,741,530

	Transportation Equipment Manufacturing – 2.07%
714,241	Gentex Corp.	12,542,072

	TOTAL COMMON STOCKS
	(Cost $459,643,027)	506,243,871

	PREFERRED STOCKS – 1.64%

	Computer and Electronic
	Product Manufacturing – 1.64%
8,480	Samsung Electronics Co., Ltd. (c)	9,932,537

	TOTAL PREFERRED STOCKS
	(Cost $6,983,122)	9,932,537

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Shares	MONEY MARKET FUNDS – 14.80%	Value
89,872,308	First American Treasury Obligations Fund,
	Class Z, 0.21% (d)	$89,872,308
	TOTAL MONEY MARKET FUNDS
	(Cost $89,872,308)	89,872,308
	Total Investments in Securities
	(Cost $556,498,457) – 99.81%	606,048,716
	Other Assets in Excess of Liabilities – 0.19%	1,174,774
	TOTAL NET ASSETS – 100.00%	$607,223,490

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Foreign issuer.
(d)	Rate shown is the 7-day annualized yield as of September 30, 2016.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2016

Shares	COMMON STOCKS – 61.26%	Value

	Automotive Parts and Accessories – Retail – 2.51%
10,191	Advance Auto Parts, Inc.	$1,519,682

	Business Services – 2.60%
29,361	Nielsen Holdings PLC	1,572,869

	Cable and Other Subscription Programming – 2.94%
26,815	Comcast Corp. – Class A	1,778,907

	Communications Equipment Manufacturing – 2.94%
23,293	Motorola Solutions, Inc.	1,776,790

	Computer and Electronic
	Product Manufacturing – 2.87%
15,359	Apple, Inc.	1,736,335

	Computer Systems Design Services – 1.50%
14,671	Cerner Corp. (a)	905,934

	Conglomerates – 3.40%
14,215	Berkshire Hathaway, Inc. – Class B (a)	2,053,641

	Drug Distribution – Wholesale – 2.50%
9,079	McKesson Corp.	1,513,923

	Drug Stores – 3.87%
18,211	CVS Health Corp.	1,620,597
8,905	Walgreens Boots Alliance, Inc.	717,921
		2,338,518

	General Merchandise Stores – 1.15%
9,969	Dollar General Corp.	697,730

	Insurance Carriers and Related Activities – 4.49%
14,558	Aon PLC	1,637,630
8,100	Willis Towers Watson PLC	1,075,437
		2,713,067

	Internet Based Services – 2.99%
1,230	Priceline Group, Inc. (a)	1,809,933

	Investment Advisory Services – 0.37%
5,300	Oaktree Cap Group, LLC	224,720

	Medical Equipment and Supplies – 0.68%
12,506	Smith & Nephew PLC – ADR	409,947

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Shares	COMMON STOCKS – 61.26%, Continued	Value

	Oil and Gas Support Services – 1.70%
13,072	Schlumberger, Ltd.	$1,027,982

	Pharmaceutical Preparation
	and Manufacturing – 5.53%
7,592	Allergan PLC (a)	1,748,514
8,844	Novartis AG – ADR	698,322
4,630	Shire PLC – ADR	897,572
		3,344,408

	Property and Casualty Insurance – 2.94%
29,962	American International Group, Inc.	1,777,945

	Rail Transportation – 1.60%
5,282	Canadian Pacific Railway Ltd. (b)	806,561
1,750	Kansas City Southern	163,310
		969,871

	Real Estate Investment Trust – 2.62%
41,743	HCP, Inc.	1,584,147

	Software Publishers – 9.23%
34,659	Microsoft Corp.	1,996,358
52,450	Oracle Corp.	2,060,236
16,678	SAP SE – ADR	1,524,536
		5,581,130

	Telecommunications – 1.43%
14,014	China Mobile Ltd. – ADR	862,141

	Transportation Equipment Manufacturing – 1.40%
48,253	Gentex Corp.	847,323

	TOTAL COMMON STOCKS
	(Cost $32,261,888)	37,046,943

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Shares	PREFERRED STOCKS – 5.18%	Value

	Closed-End Funds – 3.57%
42,653	GDL Fund – Series B	$2,157,815

	Computer and Electronic
	Product Manufacturing – 1.61%
830	Samsung Electronics Co., Ltd. (c)	972,171

	TOTAL PREFERRED STOCKS
	(Cost $2,817,515)	3,129,986

Principal
Amount	CONVERTIBLE BONDS – 1.03%

	Telecommunications – 1.03%
	Blucora, Inc.
$650,000	4.25%, 4/1/2019 (e)	623,187

	TOTAL CONVERTIBLE BONDS
	(Cost $646,252)	623,187

	CORPORATE BONDS – 5.04%

	Automotive Parts and Accessories – Retail – 0.09%
	Advance Auto Parts, Inc.
50,000	5.75%, 5/1/2020	55,260

	Computer and Electronic
	Product Manufacturing – 0.16%
	Digital Equipment Corp.
89,000	7.75%, 4/1/2023	95,662

	Fruit and Vegetable Preserving and
	Specialty Food Manufacturing – 0.02%
	Campbell Soup Co.
10,000	3.05%, 7/15/2017	10,149

	Non-Store Retailers – 0.28%
	eBay, Inc.
167,000	1.35%, 7/15/2017	167,232

	Petroleum and Coal Products Manufacturing – 0.78%
	Murphy Oil USA, Inc.
449,000	6.00%, 8/15/2023	474,256

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Principal
Amount	CORPORATE BONDS – 5.04%, Continued	Value

	Pharmacy Benefit Management – 0.01%
	Express Scripts Holding Co.
$4,000	1.25%, 6/2/2017	$4,002

	Pharmaceutical and Medicine Manufacturing – 0.25%
	AbbVie, Inc.
152,000	1.75%, 11/6/2017	152,540

	Property and Casualty Insurance – 0.01%
	American International Group, Inc.
6,000	5.85%, 1/16/2018	6,332

	Radio and Television Broadcasting – 0.13%
	CBS Corp.
77,000	1.95%, 7/1/2017	77,308

	Securities and Commodity Contracts
	Intermediation and Brokerage – 3.08%
	Goldman Sachs Group, Inc.
2,281,000	4.00%, 6/1/2043 (d)	1,864,718

	Soap, Cleaning Compound, and
	Toilet Preparation Manufacturing – 0.08%
	Ecolab, Inc.
50,000	1.45%, 12/8/2017	50,110

	Telecommunications – 0.15%
	AT&T, Inc.
91,000	1.40%, 12/1/2017	91,051
	TOTAL CORPORATE BONDS
	(Cost $2,787,700)	3,048,620

	MUNICIPAL BONDS – 2.33%
	California Health Facilities Financing Authority,
	Revenue Bonds, Chinese Hospital Association
10,000	3.00%, 6/1/2024, Series 2012	10,527
	California Health Facilities Financing Authority,
	Revenue Bonds, Persons with
	Developmental Disabilities
80,000	7.11%, 2/1/2021, Series 2011B	87,547
135,000	7.875%, 2/1/2026, Series 2011B	152,033

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Principal
Amount	MUNICIPAL BONDS – 2.33%, Continued	Value
	California State, General Obligation,
	Highway Safety, Traffic Reduction,
	Air Quality and Port Security Bonds
$65,000	6.509%, 4/1/2039, Series 2009B	$78,667
	California State, General Obligation, Various Purpose
125,000	6.20%, 10/1/2019	142,345
255,000	5.60%, 11/1/2020	295,668
75,000	6.65%, 3/1/2022, Series 2010	92,187
420,000	7.95%, 3/1/2036, Series 2010	503,521
	State of Michigan, General Obligation,
	School Loan and Refunding Bonds
40,000	6.95%, 11/01/2020, Series 2009A	48,732
	TOTAL MUNICIPAL BONDS
	(Cost $1,393,436)	1,411,227

Shares	MONEY MARKET FUNDS – 25.19%
15,233,153	First American Treasury Obligations Fund,
	Class Z, 0.21% (f)	15,233,153
	TOTAL MONEY MARKET FUNDS
	(Cost $15,233,153)	15,233,153
	Total Investments in Securities
	(Cost $55,139,944) – 100.03%	60,493,116
	Liabilities in Excess of Other Assets – (0.03)%	(17,934)
	TOTAL NET ASSETS – 100.00%	$60,475,182

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Foreign issuer.
(d)	Variable rate security.
(e)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  Scharf Investments, LLC, the Fund’s adviser, has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust. As of September 30, 2016, the value of this investment was $623,187 or 1.03% of total net assets.

(f)	Rate shown is the 7-day annualized yield as of September 30, 2016.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2016

Shares	COMMON STOCKS – 85.78%	Value

	Automotive Parts and Accessories – Retail – 3.30%
6,070	Advance Auto Parts, Inc.	$905,158

	Business Services – 3.22%
16,485	Nielsen Holdings PLC	883,101

	Cable and Other Subscription Programming – 4.50%
18,630	Comcast Corp. – Class A	1,235,914

	Communications Equipment Manufacturing – 1.00%
3,604	Motorola Solutions, Inc.	274,913

	Computer and Electronic
	Product Manufacturing – 5.93%
10,230	Apple, Inc.	1,156,502
650	Samsung Electronics Co., Ltd. (c)	469,625
		1,626,127

	Computer Systems Design Services – 2.11%
9,370	Cerner Corp. (a)	578,598

	Conglomerates – 4.96%
8,925	Berkshire Hathaway, Inc. – Class B (a)	1,289,395
7,000	Orkla ASA (c)	72,324
		1,361,719

	Drug Distribution – Wholesale – 4.08%
6,718	McKesson Corp.	1,120,227

	Drug Stores – 5.39%
12,120	CVS Health Corp.	1,078,559
4,965	Walgreens Boots Alliance, Inc.	400,278
		1,478,837

	Household Products – 4.80%
91,240	Hengan International Group Co., Ltd. (b)	756,373
284,700	Vinda International Holdings, Ltd. (b)	560,121
		1,316,494

	Information Technology Services – 0.35%
2,000	Cognizant Technology Solutions Corp. – Class A (a)	95,420

	Insurance Carriers and Related Activities – 7.83%
9,197	Aon PLC	1,034,571
8,395	Willis Towers Watson PLC	1,114,604
		2,149,175

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Shares	COMMON STOCKS – 85.78%, Continued	Value

	Internet Based Services – 4.86%
907	Priceline Group, Inc. (a)	$1,334,641

	Internet Media – 0.77%
1,155	Baidu, Inc. – ADR (a)	210,291

	Medical Equipment and Supplies – 1.59%
27,150	Smith & Nephew PLC ADR (b)	437,767

	Oil and Gas Support Services – 0.99%
3,471	Schlumberger, Ltd.	272,959

	Pharmaceutical Preparation
	and Manufacturing – 9.22%
5,930	Allergan PLC (a)	1,365,738
6,000	Shire PLC – ADR	1,163,160
		2,528,898

	Property and Casualty Insurance – 2.46%
11,366	American International Group, Inc.	674,458

	Rail Transportation – 2.95%
2,002	Canadian Pacific Railway Ltd. (b)	305,705
5,415	Kansas City Southern	505,328
		811,033
	Software Publishers – 10.96%
21,184	Microsoft Corp.	1,220,199
35,018	Oracle Corp.	1,375,507
4,520	SAP SE – ADR	413,173
		3,008,879

	Specialty Realtors – 0.57%
2,225	L Brands, Inc.	157,463

	Telecommunications – 2.16%
9,638	China Mobile Ltd. – ADR	592,930

	Transportation Equipment Manufacturing – 1.78%
27,769	Gentex Corp.	487,624

	TOTAL COMMON STOCKS
	(Cost $21,925,446)	23,542,626

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Shares	PREFERRED STOCKS – 2.36%	Value

	Computer and Electronic
	Product Manufacturing – 2.36%
552	Samsung Electronics Co., Ltd. (c)	$646,552
	TOTAL PREFERRED STOCKS
	(Cost $485,614)	646,552

	WARRANTS – 2.04%

	Depository Credit Intermediation – 0.80%
8,900	JPMorgan Chase & Co.
	Expiration: October 28, 2018,
	Exercise Price: $42.204	219,207

	Insurance Carriers and Related Activities – 1.24%
16,100	American International Group, Inc.
	Expiration: January 19, 2021,
	Exercise Price: $44.734	341,320
	TOTAL WARRANTS
	(Cost $545,249)	560,527

	MONEY MARKET FUNDS – 10.44%
2,863,942	First American Treasury Obligations Fund,
	Class Z, 0.21% (d)	2,863,942
	TOTAL MONEY MARKET FUNDS
	(Cost $2,863,942)	2,863,942
	Total Investments in Securities
	(Cost $25,820,251) – 100.62%	27,613,647
	Liabilities in Excess of Other Assets – (0.62)%	(169,452)
	TOTAL NET ASSETS – 100.00%	$27,444,195

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Foreign issuer.
(d)	Rate shown is the 7-day annualized yield as of September 30, 2016.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

COUNTRY ALLOCATION
Country	% of Net Assets
United States	83.7%
China	5.7%
Republic of Korea	4.1%
Hong Kong	2.0%
United Kingdom	1.6%
Germany	1.5%
Canada	1.1%
Norway	0.3%
100.0%

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2016

Shares	COMMON STOCKS – 93.89%	Value

	Automotive Parts and Accessories – Retail – 3.64%
6,114	Advance Auto Parts, Inc. (c)	$911,720

	Business Services – 4.13%
19,292	Nielsen Holdings PLC (c)	1,033,473

	Cable and Other Subscription Programming – 4.43%
16,722	Comcast Corp. – Class A (c)	1,109,337

	Communications Equipment Manufacturing – 3.84%
12,580	Motorola Solutions, Inc. (c)	959,602

	Computer and Electronic
	Product Manufacturing – 4.60%
9,092	Apple, Inc. (c)	1,027,851
170	Samsung Electronics Co., Ltd. (d)	122,825
		1,150,676

	Computer Systems Design Services – 2.77%
11,223	Cerner Corp. (a) (c)	693,020

	Conglomerates – 4.89%
8,476	Berkshire Hathaway, Inc. – Class B (a) (c)	1,224,527

	Drug Distribution – Wholesale – 3.71%
5,573	McKesson Corp. (c)	929,298

	Drug Stores – 6.09%
10,961	CVS Health Corp. (c)	975,419
6,810	Walgreens Boots Alliance, Inc. (c)	549,022
		1,524,441

	General Merchandise Stores – 2.00%
7,164	Dollar General Corp.	501,408

	Insurance Carriers and Related Activities – 8.76%
9,469	Aon PLC (c)	1,065,168
8,497	Willis Towers Watson PLC (c)	1,128,147
		2,193,315

	Internet Based Services – 4.18%
710	Priceline Group, Inc. (a) (c)	1,044,758

	Medical Equipment and Supplies – 1.47%
11,191	Smith & Nephew PLC – ADR	366,841

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Shares	COMMON STOCKS – 93.89%, Continued	Value

	Oil and Gas Support Services – 2.90%
9,214	Schlumberger, Ltd. (c)	$724,589

	Pharmaceutical Preparation
	and Manufacturing – 8.83%
4,611	Allergan PLC (a) (c)	1,061,959
5,834	Novartis AG – ADR (c)	460,653
3,537	Shire PLC – ADR (c)	685,683
		2,208,295

	Property and Casualty Insurance – 4.28%
18,035	American International Group, Inc. (c)	1,070,197

	Rail Transportation – 4.12%
3,390	Canadian Pacific Railway Ltd. (b) (c)	517,653
5,510	Kansas City Southern (c)	514,193
		1,031,846

	Software Publishers – 14.94%
23,484	Microsoft Corp. (c)	1,352,679
33,331	Oracle Corp. (c)	1,309,242
11,775	SAP SE – ADR (c)	1,076,353
		3,738,274

	Telecommunications – 2.36%
9,579	China Mobile Ltd. – ADR (c)	589,300

	Transportation Equipment Manufacturing – 1.95%
27,770	Gentex Corp. (c)	487,641

	TOTAL COMMON STOCKS
	(Cost $22,526,875)	23,492,558

Contracts	PURCHASED PUT OPTIONS – 0.07%
	SPDR S&P 500 ETF Trust
49	Expiration: November 18, 2016,
	Exercise Price: $215.00	17,591

	TOTAL PURCHASED PUT OPTIONS
	(Cost $23,424)	17,591

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Shares	MONEY MARKET FUNDS – 6.21%	Value
1,553,819	First American Treasury Obligations Fund,
	Class Z, 0.21% (e)	$1,553,819
	TOTAL MONEY MARKET FUNDS
	(Cost $1,553,819)	1,553,819
	Total Investments in Securities
	(Cost $24,104,118) – 100.17%	25,063,968
	Liabilities in Excess of Other Assets – (0.17)%	(43,244)
	TOTAL NET ASSETS – 100.00%	$25,020,724

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	All or a portion of the security has been segregated for open short positions.
(d)	Foreign issuer.
(e)	Rate shown is the 7-day annualized yield as of September 30, 2016.

SCHEDULE OF SECURITIES SOLD SHORT at September 30, 2016

Shares	EXCHANGE-TRADED FUNDS – 58.60%	Value
67,783	SPDR S&P 500 ETF Trust	$14,661,463
	Total Securities Sold Short
	(Proceeds $13,951,049)	$14,661,463

ETF	Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2016

		Scharf Balanced
	Scharf Fund	Opportunity Fund
ASSETS
Investments in securities, at value (identified cost
$556,498,457 and $55,139,944, respectively)	$606,048,716	$60,493,116
Receivables:
Investments sold	8,129,289	—
Fund shares issued	779,817	306
Dividends and interest	548,811	93,486
Dividend tax reclaim	118,112	10,999
Prepaid expenses	32,578	12,294
Total assets	615,657,323	60,610,201
LIABILITIES
Payables:
Investments purchased	7,262,983	40,745
Fund shares redeemed	429,840	—
Advisory fees	426,734	27,517
Shareholder servicing fees	114,055	9,325
Administration and fund accounting fees	80,095	17,025
Audit fees	20,975	21,000
12b-1 fees	66,622	6,305
Custody fees	14,295	4,321
Transfer agent fees and expenses	10,299	4,320
Shareholder reporting	3,947	796
Chief Compliance Officer fee	1,498	1,498
Legal fees	2,237	1,804
Accrued other expenses	253	363
Total liabilities	8,433,833	135,019
NET ASSETS	$607,223,490	$60,475,182
CALCULATION OF NET ASSET VALUE PER SHARE
Institutional Shares
Net assets applicable to shares outstanding	$508,930,262	$53,484,916
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	12,577,026	1,747,878
Net asset value, offering and redemption price per share	$40.47	$30.60
Retail Shares
Net assets applicable to shares outstanding	$98,293,228	$6,990,266
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,437,993	228,893
Net asset value, offering and redemption price per share	$40.32	$30.54
COMPOSITION OF NET ASSETS
Paid-in capital	$559,212,920	$54,511,049
Undistributed net investment income	657,198	226,726
Accumulated net realized gain/(loss) from
investments and foreign currency	(2,194,766)	384,599
Net unrealized appreciation on investments
and foreign currency	49,548,138	5,352,808
Net assets	$607,223,490	$60,475,182

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2016

	Scharf Global	Scharf Alpha
	Opportunity Fund	Opportunity Fund
ASSETS
Investments in securities, at value (identified cost
$25,820,251 and $24,104,118, respectively)	$27,613,647	$25,063,968
Cash	—	14,421
Deposits at broker for short securities	—	14,607,819
Receivables:
Investments sold	28,528	908,607
Fund shares issued	—	236,104
Dividends and interest	34,361	26,294
Dividend tax reclaim	7,083	1,953
Due from Adviser (Note 4)	5,817	479
Prepaid expenses	14,035	12,052
Total assets	27,703,471	40,871,697
LIABILITIES
Securities sold short (proceeds $13,951,049)	—	14,661,463
Payables:
Investments purchased	181,871	1,064,435
Shareholder servicing fees	4,577	3,147
Administration and fund accounting fees	9,258	9,094
Audit fees	19,500	16,400
12b-1 fees	35,018	15,262
Custody fees	3,684	2,708
Transfer agent fees and expenses	2,129	1,737
Shareholder reporting	308	1,282
Chief Compliance Officer fee	1,498	1,498
Legal fees	1,217	2,026
Dividends on short positions	—	71,717
Accrued other expenses	216	204
Total liabilities	259,276	15,850,973
NET ASSETS	$27,444,195	$25,020,724
CALCULATION OF NET ASSET VALUE PER SHARE
Retail Shares
Net assets applicable to shares outstanding	$27,444,195	$25,020,724
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	1,020,614	1,020,345
Net asset value, offering and
redemption price per share	$26.89	$24.52
COMPOSITION OF NET ASSETS
Paid-in capital	$24,439,659	$24,297,821
Undistributed net investment income	107,634	—
Accumulated net realized gain from
investments and foreign currency	1,103,476	473,463
Net unrealized appreciation on investments, options,
securities sold short, and foreign currency	1,793,426	249,440
Net assets	$27,444,195	$25,020,724

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2016

		Scharf Balanced
	Scharf Fund	Opportunity Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance
fees of $182,195 and $15,298, respectively)	$6,460,618	$630,350
Interest	83,263	217,043
Total income	6,543,881	847,393
Expenses
Advisory fees (Note 4)	5,323,754	541,277
Administration and fund accounting fees (Note 4)	428,940	83,063
Shareholder servicing fees –
Institutional Class (Note 6)	287,503	46,925
Shareholder servicing fees – Retail Class (Note 6)	79,897	2,714
12b-1 distribution fees – Retail Class (Note 5)	200,673	6,731
Custody fees (Note 4)	78,926	25,010
Registration fees	77,070	29,690
Transfer agent fees and expenses (Note 4)	58,206	21,170
Audit fees	20,975	21,000
Reports to shareholders	19,248	1,588
Miscellaneous expenses	17,209	4,443
Trustee fees	15,219	10,253
Legal fees	9,048	7,263
Chief Compliance Officer fee (Note 4)	8,998	8,997
Insurance expense	8,460	2,464
Total expenses	6,634,126	812,588
Less: advisory fee waiver (Note 4)	(742,298)	(214,058)
Net expenses	5,891,828	598,530
Net investment income	652,053	248,863
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on:
Investments	4,159,038	1,091,184
Foreign currency	5,145	589
Net change in unrealized appreciation on:
Investments	41,125,046	2,857,003
Foreign currency	1,338	97
Net realized and unrealized gain on
investments and foreign currency	45,290,567	3,948,873
Net Increase in Net Assets
Resulting from Operations	$45,942,620	$4,197,736

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Period Ended September 30, 2016

	Scharf Global	Scharf Alpha
	Opportunity Fund	Opportunity Fund*
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance
fees of $9,475 and $3,156, respectively)	$285,645	$140,826
Interest	2,549	1,202
Total income	288,194	142,028
Expenses
Advisory fees (Note 4)	231,317	103,634
Administration and fund accounting fees (Note 4)	52,146	38,582
12b-1 distribution fees – Retail Class (Note 5)	44,982	26,170
Custody fees (Note 4)	25,183	8,293
Shareholder servicing fees – Retail Class (Note 6)	21,797	10,468
Registration fees	20,120	19,488
Audit fees	19,500	16,400
Transfer agent fees and expenses (Note 4)	12,676	8,261
Trustee fees	9,888	5,318
Chief Compliance Officer fee (Note 4)	8,998	6,748
Legal fees	6,565	5,981
Miscellaneous expenses	4,590	4,679
Insurance expense	2,216	981
Reports to shareholders	280	1,937
Total expenses before dividends and interest
expense on short positions	460,258	256,940
Dividends on short positions	—	144,118
Interest expense on short positions	—	15,679
Total expenses before advisory fee waiver
and expense reimbursement	460,258	416,737
Less: advisory fee waiver and
expense reimbursement (Note 4)	(331,358)	(152,260)
Net expenses	128,900	264,477
Net investment income/(loss)	159,294	(122,449)
REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS, OPTIONS, SECURITIES SOLD
SHORT, AND FOREIGN CURRENCY
Net realized gain/(loss) on:
Investments	218,971	168,832
Securities sold short	—	(10,928)
Foreign currency	131	(12)
Net change in unrealized appreciation/(depreciation) on:
Investments	2,421,603	965,683
Purchased options	—	(5,833)
Securities sold short	—	(710,414)
Foreign currency	50	4
Net realized and unrealized gain on investments,
options, securities sold short, and foreign currency	2,640,755	407,332
Net Increase in Net Assets
Resulting from Operations	$2,800,049	$284,883

*	Commenced operations on December 31, 2015.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

(This Page Intentionally Left Blank.)

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$652,053	$213,495
Net realized gain from investments
and foreign currency	4,164,183	10,349,648
Net change in unrealized appreciation/(depreciation) on:
Investments	41,125,046	(14,873,452)
Written options	—	31,774
Foreign currency	1,338	(2,045)
Net increase/(decrease) in net assets
resulting from operations	45,942,620	(4,280,580)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class Shares	(226,106)	(165,769)
Retail Class Shares	(27,082)	—
From net realized gain on investments
Institutional Class Shares	(14,375,837)	(7,672,672)
Retail Class Shares	(1,867,560)	—
Total distributions to shareholders	(16,496,585)	(7,838,441)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	158,253,313	243,189,971
Total increase in net assets	187,699,348	231,070,950
NET ASSETS
Beginning of year	419,524,142	188,453,192
End of year	$607,223,490	$419,524,142
Undistributed net investment income	$657,198	$253,188

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Institutional Class
		Year Ended		Year Ended
		September 30, 2016		September 30, 2015
		Shares	Paid-in Capital	Shares	Paid-in Capital
	Shares sold	5,195,996	$201,893,512	6,030,379	$238,847,106
	Shares issued on
	reinvestments of distributions	372,564	14,541,157	204,479	7,780,434
	Shares redeemed*	(2,875,023)	(110,603,303)	(1,183,272)	(47,244,412)
	Net increase	2,693,537	$105,831,366	5,051,586	$199,383,128
*	Net of redemption fees of		$15,236		$3,319

Retail Class
				January 28, 2015**
		Year Ended		to
		September 30, 2016		September 30, 2015
		Shares	Paid-in Capital	Shares	Paid-in Capital
	Shares sold	1,610,374	$62,530,416	1,099,297	$44,289,986
	Shares issued on
	reinvestments of distributions	48,576	1,893,485	—	—
	Shares redeemed*	(308,433)	(12,001,954)	(11,821)	(483,143)
	Net increase	1,350,517	$52,421,947	1,087,476	$43,806,843
*	Net of redemption fees of		$6,269		$223

**	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$248,863	$114,908
Net realized gain from investments
and foreign currency	1,091,773	1,253,486
Net change in unrealized appreciation/(depreciation) on:
Investments	2,857,003	(770,567)
Written options	—	6,674
Foreign currency	97	(267)
Net increase in net assets resulting from operations	4,197,736	604,234
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	(119,730)	(138,726)
From net realized gain on investments
Institutional Class	(1,863,122)	(1,673,391)
Total distributions to shareholders	(1,982,852)	(1,812,117)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	11,196,731	10,336,843
Total increase in net assets	13,411,615	9,128,960
NET ASSETS
Beginning of year	47,063,567	37,934,607
End of year	$60,475,182	$47,063,567
Undistributed net investment income	$226,726	$85,269

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Institutional Class
		Year Ended		Year Ended
		September 30, 2016		September 30, 2015
		Shares	Paid-in Capital	Shares	Paid-in Capital
	Shares sold	408,657	$11,946,713	504,493	$15,316,361
	Shares issued on
	reinvestments of distributions	66,833	1,970,898	61,128	1,802,674
	Shares redeemed*	(317,351)	(9,465,549)	(221,100)	(6,782,192)
	Net increase	158,139	$4,452,062	344,521	$10,336,843
*	Net of redemption fees of		$121		$1

Retail Class
		January 21, 2016**
		to
		September 30, 2016
		Shares	Paid-in Capital
	Shares sold	241,419	$7,130,136
	Shares redeemed	(12,526)	(385,467)
	Net increase	228,893	$6,744,669

**	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

		October 14, 2014*
	Year Ended	to
	September 30, 2016	September 30, 2015
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$159,294	$129,037
Net realized gain from investments,
securities sold short, and foreign currency	219,102	420,708
Net change in unrealized depreciation
on investments and foreign currency	2,421,653	(628,227)
Net increase/(decrease) in net assets
resulting from operations	2,800,049	(78,482)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(159,894)	(15,364)
From net realized gain on investments	(810,028)	—
Total distributions to shareholders	(969,922)	(15,364)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	7,266,204	18,441,710
Total increase in net assets	9,096,331	18,347,864
NET ASSETS
Beginning of period	18,347,864	—
End of period	$27,444,195	$18,347,864
Undistributed net investment income	$107,634	$113,658

(a)	A summary of share transactions is as follows:

				October 14, 2014*
		Year Ended		to
		September 30, 2016		September 30, 2015
		Shares	Paid-in Capital	Shares	Paid-in Capital
	Shares sold	321,502	8,266,274	322,621	$8,479,608
	Shares issued on
	reinvestments of distributions	38,003	969,475	614	15,364
	Shares issued in connection
	with transfer in-kind	—	—	419,054	10,057,288
	Shares redeemed	(76,759)	(1,969,545)	(4,421)	(110,550)
	Net increase	282,746	7,266,204	737,868	$18,441,710

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2015*
to
September 30, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(122,449)
Net realized gain from investments and foreign currency	157,892
Net change in unrealized appreciation on investments,
securities sold short and foreign currency	249,440
Net increase in net assets resulting from operations	284,883
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	24,735,841
Total increase in net assets	25,020,724
NET ASSETS
Beginning of period	—
End of period	$25,020,724
Undistributed net investment loss	$—

(a)	A summary of share transactions is as follows:

		December 31, 2015*
		to
		September 30, 2016
		Shares	Paid-in Capital
	Shares sold	849,701	$20,652,162
	Shares issued in connection with transfer in-kind	184,713	4,433,107
	Shares redeemed	(14,069)	(349,428)
	Net increase	1,020,345	$24,735,841

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

STATEMENT OF CASH FLOWS For the Period December 31, 2015* through September 30, 2016

Increase/(decrease) in cash —

Cash flows from operating activities:
Net increase/(decrease) in net assets from operations	$284,883
Adjustments to reconcile net increase/(decrease) in
net assets from operations to net cash used in operating activities:
Purchases of investment securities	(22,167,516)
Proceeds for sales of investment securities	3,277,050
Proceeds on securities sold short	14,037,086
Closed short sale transactions	(96,965)
Proceeds for short-term investments, net	(1,553,819)
Increase in deposits at broker	(14,607,819)
Increase in dividends and interest receivable	(28,247)
Increase in receivable for securities sold	(908,607)
Increase in due from Adviser	(479)
Increase in prepaid expenses and other assets	(12,052)
Increase in payable for securities purchased	1,064,434
Increase in payable for dividends on short positions	71,717
Increase in accrued administration fees	9,094
Increase in 12b-1 distribution and service fees	18,409
Increase in compliance fees	1,498
Increase in custody fees	2,708
Increase in transfer agent fees and expenses	1,737
Increase in other accrued expenses	19,912
Unrealized appreciation on securities	(249,436)
Net realized gain on investments	(157,904)
Proceeds received through merger	238,932
Net cash used in operating activities	(20,755,384)

Cash flows from financing activities:
Cash received through transfer in-kind	703,175
Proceeds from shares sold	20,416,058
Payment on shares redeemed	(349,428)
Distributions paid in cash	—
Net cash provided by financing activities	20,769,805

Net increase in cash	14,421

Cash:
Beginning balance	—
Ending balance	$14,421

Supplemental information:
Non-cash financing activities not included herein consists of dividend
reinvestment of dividends and distributions	$—
Cash paid for interest	$15,679

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class

					December 30,
					2011*
					to
	Year Ended September 30,				September 30,
	2016	2015	2014	2013	2012
Net asset value,
beginning of period	$38.24	$39.00	$32.43	$27.47	$24.00

Income from investment operations:
Net investment income^	0.06	0.03	0.05	0.05	0.14
Net realized and unrealized
gain on investments and
foreign currency	3.53	0.60	6.56	5.02	3.33
Total from investment operations	3.59	0.63	6.61	5.07	3.47
Less distributions:
From net investment income	(0.02)	(0.03)	(0.02)	(0.07)	—
From net realized gain
on investments	(1.34)	(1.36)	(0.02)	(0.04)	—
Total distributions	(1.36)	(1.39)	(0.04)	(0.11)	—
Paid-in capital from
redemption fees^#	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$40.47	$38.24	$39.00	$32.43	$27.47

Total return	9.52%	1.62%	20.39%	18.55%	14.46	%‡

Ratios/supplemental data:
Net assets, end of period
(thousands)	$508,930	$377,974	$188,453	$79,068	$37,878
Ratio of expenses
to average net assets:
Before fee waivers	1.19%	1.26%	1.30%	1.46%	1.88	%†
After fee waivers	1.05%	1.13%**	1.25%	1.25%	1.25	%†
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers	0.02%	(0.05)%	0.08%	(0.05)%	0.07	%†
After fee waivers	0.16%	0.08%	0.13%	0.16%	0.70	%†
Portfolio turnover rate	30.58%	33.85%	31.20%	36.51%	21.75	%‡

*	Commencement of operations.
**	Effective January 28, 2015, the adviser contractually agreed to lower the net annual operating expense limit to 1.09%.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class

		January 28, 2015*
	Year Ended	to
	September 30, 2016	September 30, 2015
Net asset value, beginning of period	$38.21	$38.85

Income from investment operations:
Net investment loss^	(0.05)	(0.02)
Net realized and unrealized gain/(loss)
on investments and foreign currency	3.52	(0.62)
Total from investment operations	3.47	(0.64)

Less distributions:
From net investment income	(0.02)	—
From net realized gain on investments	(1.34)	—
Total distributions	(1.36)	—
Paid-in capital from redemption fees^#	0.00	0.00
Net asset value, end of period	$40.32	$38.21

Total return	9.20%	(1.65	)%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$98,293	$41,551
Ratio of expenses to average net assets:
Before fee waivers	1.47%	1.53	%†
After fee waivers	1.34%	1.34	%†
Ratio of net investment loss to average net assets:
Before fee waivers	(0.25)%	(0.27	)%†
After fee waivers	(0.12)%	(0.08	)%†
Portfolio turnover rate	30.58%	33.85	%‡**

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.
**	Portfolio turnover calculated for the year ended September 30, 2015.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class

				December 31,
				2012*
	Year Ended			to
	September 30,			September 30,
	2016	2015	2014	2013
Net asset value, beginning of period	$29.60	$30.46	$27.16	$24.00

Income from investment operations:
Net investment income	0.14 ^	0.08 ^	0.14	0.13	^
Net realized and unrealized gain on
investments and foreign currency	2.08	0.34	3.60	3.03
Total from investment operations	2.22	0.42	3.74	3.16

Less distributions:
From net investment income	(0.07)	(0.10)	(0.14)	—
From net realized gain on investments	(1.15)	(1.18)	(0.30)	—
Total distributions	(1.22)	(1.28)	(0.44)	—
Paid-in capital from redemption fees	0.00 ^#	0.00 ^#	—	0.00	^#
Net asset value, end of period	$30.60	$29.60	$30.46	$27.16

Total return	7.68%‡	1.38%	13.93%	13.17	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$53,485	$47,064	$37,935	$17,693
Ratio of expenses to average net assets:
Before fee waivers	1.47%	1.45%	1.69%	2.10	%†
After fee waivers	1.08%	1.20%	1.20%	1.20	%†
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers	0.08%	0.00%	0.13%	(0.22	)%†
After fee waivers	0.47%	0.25%	0.62%	0.68	%†
Portfolio turnover rate	34.43%	39.09%	36.18%	23.01	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class

	January 21, 2016*
	to
	September 30, 2016
Net asset value, beginning of period	$27.68

Income from investment operations:
Net investment income	0.05	^
Net realized and unrealized gain on investments and foreign currency	2.81
Total from investment operations	2.86
Net asset value, end of period	$30.54

Total return	10.33	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$6,990
Ratio of expenses to average net assets:
Before fee waivers	1.75	%†
After fee waivers	1.30	%†
Ratio of net investment income/(loss) to average net assets:
Before fee waivers	(0.23	)%†
After fee waivers	0.22	%†
Portfolio turnover rate	34.43	%‡**

*	Commencement of operations.
^	Based on average shares outstanding.
**	Portfolio turnover calculated for the period ended September 30, 2016.
†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class

		October 14, 2014*
	Year Ended	to
	September 30, 2016	September 30, 2015
Net asset value, beginning of period	$24.87	$24.00

Income from investment operations:
Net investment income	0.16	0.19
Net realized and unrealized gain on
investments and foreign currency	3.06	0.71
Total from investment operations	3.22	0.90

Less distributions:
From net investment income	(0.20)	(0.03)
From net realized gain on investments	(1.00)	—
Total distributions	(1.20)	(0.03)
Net asset value, end of period	$26.89	$24.87

Total return	13.21%	3.75	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$27,444	$18,348
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.97%	2.36	%†
After fee waivers and expense reimbursement	0.55%	0.50	%†
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	(0.74)%	(1.01	)%†
After fee waivers and expense reimbursement	0.68%	0.85	%†
Portfolio turnover rate	52.75%	60.44	%‡**

*	Commencement of operations.
†	Annualized.
‡	Not annualized.
**	Portfolio turnover calculated for the period ended September 30, 2015.

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class

	December 31, 2015*
	to
	September 30, 2016
Net asset value, beginning of period	$24.00

Income from investment operations:
Net investment loss	(0.21	)^
Net realized and unrealized gain on investments and foreign currency	0.73
Total from investment operations	0.52
Net asset value, end of period	$24.52

Total return	2.17	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$25,021
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	3.98	%†
After fee waivers and expense reimbursement	2.53	%†
Ratio of net investment loss to average net assets:
Before fee waivers and expense reimbursement	(2.62	)%†
After fee waivers and expense reimbursement	(1.17	)%†
Portfolio turnover rate	25.13	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016

NOTE 1 – ORGANIZATION

The Scharf Fund, the Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The investment objective of the Scharf Fund and the Scharf Global Opportunity Fund is to seek long-term capital appreciation. The investment objective of the Scharf Balanced Opportunity Fund is to seek long-term capital appreciation and income. The investment objective of the Scharf Alpha Opportunity Fund is to seek long-term capital appreciation and to provide returns above inflation while exposing investors to less volatility than typical equity investments. The Scharf Fund Institutional Class and Retail Class commenced operations on December 30, 2011 and January 28, 2015, respectively. The Scharf Balanced Opportunity Fund Institutional Class and Retail Class commenced operations on December 31, 2012 and January 21, 2016, respectively.

The Scharf Global Opportunity Fund commenced operations on October 14, 2014. The initial purchase into the Fund included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable. The Fund issued 419,054 shares on October 14, 2014. The fair value and cost of securities received by the Fund was $7,814,245 and $6,536,468, respectively. In addition, the Fund received $2,243,043 of cash. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Scharf Alpha Opportunity Fund commenced operations on December 31, 2015. The initial purchase into the Fund included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable. The Fund issued 184,713 shares on December 31, 2015. The fair value and cost of securities received by the Fund was $3,729,932 and $3,291,912, respectively. In addition, the Fund received $703,175 of cash. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the tax positions of the Scharf Fund and the Scharf Balanced Opportunity Fund and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2013-2015, or expected to be taken in the Funds’ 2016 tax returns. Management has analyzed the Scharf Global Opportunity Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2015, or expected to be taken in the Fund’s 2016 tax returns. Management has analyzed the Scharf Alpha Opportunity Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2016 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specified cost.  Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2016, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income/(Loss)	Gain/(Loss)	Capital
Scharf Fund	$5,145	$(5,145)	$—
Scharf Balanced
Opportunity Fund	12,324	(12,308)	(16)
Scharf Global
Opportunity Fund	(5,424)	(1,063)	6,487
Scharf Alpha
Opportunity Fund	122,449	315,571	(438,020)

E.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Scharf Fund charges a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less. The Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund each charge a 2.00% redemption fee to shareholders who redeem shares held for 15 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  During the year ended September 30, 2016, the Scharf Fund and the Scharf Balanced Opportunity Fund retained $21,505 and $121, respectively, in redemption fees.

G.
Foreign Securities: The Funds may invest in securities of foreign companies. Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry. Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of broker-dealers and issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

H.
Leverage and Short Sales: The Scharf Alpha Opportunity Fund may use leverage in connection with its investment activities and may affect short sales of securities. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes. In lieu of maintaining cash or high-grade securities in a segregated account to cover the Fund’s short sale obligations, the Fund may earmark cash or high-grade securities on the Fund’s records or hold offsetting positions.

I.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Adviser and consistent with each Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

The Scharf Fund, the Scharf Balanced Opportunity Fund and the Scharf Global Opportunity Fund did not invest in derivative instruments during the year ended September 30, 2016.  At September 30, 2016, the Scharf Alpha Opportunity Fund held a purchased option.  The Scharf Alpha Opportunity Fund purchased the option in September 2016.

Scharf Alpha Opportunity Fund

The location of derivatives in the statements of assets and liabilities and the value of the derivative instruments categorized by risk exposure, which are not accounted for as hedging instruments under ASC 815, are as follows:

Derivative Type	Statements of Assets and Liabilities Location	Value
Equity Contracts	Investments in securities, at value	$17,591

The effect of derivative instruments on the statements of operations for the year ended September 30, 2016 is as follows:

Derivative Type	Location of Loss on Derivatives Recognized in Income	Value
Equity Contracts	Change in unrealized depreciation on purchased options	$(5,833)

J.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities, including common stocks, preferred stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Fixed Income Securities: Debt securities, such as corporate bonds, asset-backed securities, municipal bonds, and U.S. Government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities will generally be classified in level 2 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded. Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2016:

Scharf Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$102,455,862	$—	$—	$102,455,862
Consumer Staples	34,766,062	—	—	34,766,062
Energy	17,229,710	—	—	17,229,710
Finance and Insurance	91,806,283	—	—	91,806,283
Healthcare	89,457,433	—	—	89,457,433
Industrial	17,848,326	—	—	17,848,326
Information Technology	116,257,136	—	—	116,257,136
Professional, Scientific, and
Technical Services	23,681,529	—	—	23,681,529
Telecommunications	12,741,530	—	—	12,741,530
Total Common Stocks	506,243,871	—	—	506,243,871
Preferred Stocks
Computer and Electronic
Product Manufacturing	9,932,537	—	—	9,932,537
Total Preferred Stocks	9,932,537	—	—	9,932,537
Money Market Funds	89,872,308	—	—	89,872,308
Total Investments in Securities	$606,048,716	$—	$—	$606,048,716

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

Scharf Balanced Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$6,653,575	$—	$—	$6,653,575
Consumer Staples	2,338,518	—	—	2,338,518
Energy	1,027,982	—	—	1,027,982
Finance and Insurance	6,769,373	—	—	6,769,373
Healthcare	6,174,212	—	—	6,174,212
Industrial	969,871	—	—	969,871
Information Technology	9,094,255	—	—	9,094,255
Professional, Scientific, and
Technical Services	1,572,869	—	—	1,572,869
Real Estate	1,584,147	—	—	1,584,147
Telecommunications	862,141	—	—	862,141
Total Common Stocks	37,046,943	—	—	37,046,943
Preferred Stocks
Closed-End Funds	2,157,815	—	—	2,157,815
Computer and Electronic
Product Manufacturing	972,171	—	—	972,171
Total Preferred Stocks	3,129,986	—	—	3,129,986
Fixed Income
Convertible Bonds	—	623,187	—	623,187
Corporate Bonds	—	3,048,620	—	3,048,620
Municipal Bonds	—	1,411,227	—	1,411,227
Total Fixed Income	—	5,083,034	—	5,083,034
Money Market Funds	15,233,153	—	—	15,233,153
Total Investments in Securities	$55,410,082	$5,083,034	$—	$60,493,116

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

Scharf Global Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$4,120,801	$—	$—	$4,120,801
Consumer Staples	2,867,655	—	—	2,867,655
Energy	272,959	—	—	272,959
Finance and Insurance	4,113,028	—	—	4,113,028
Healthcare	4,665,489	—	—	4,665,489
Industrial	811,033	—	—	811,033
Information Technology	5,215,629	—	—	5,215,629
Professional, Scientific, and
Technical Services	883,102	—	—	883,102
Telecommunications	592,930	—	—	592,930
Total Common Stocks	23,542,626	—	—	23,542,626
Preferred Stocks
Computer and Electronic
Product Manufacturing	646,552	—	—	646,552
Total Preferred Stocks	646,552	—	—	646,552
Warrants	560,527	—	—	560,527
Money Market Funds	2,863,942	—	—	2,863,942
Total Investments in Securities	$27,613,647	$—	$—	$27,613,647

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

Scharf Alpha Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$4,054,865	$—	$—	$4,054,865
Consumer Staples	1,524,442	—	—	1,524,442
Energy	724,589	—	—	724,589
Finance and Insurance	4,488,039	—	—	4,488,039
Healthcare	4,197,454	—	—	4,197,454
Industrial	1,031,846	—	—	1,031,846
Information Technology	5,848,551	—	—	5,848,551
Professional, Scientific,
and Technical Services	1,033,472	—	—	1,033,472
Telecommunications	589,300	—	—	589,300
Total Common Stocks	23,492,558	—	—	23,492,558
Purchased Options
Put Options	17,591	—	—	17,591
Money Market Funds	1,553,819	—	—	1,553,819
Total Investments in Securities	$25,063,968	$—	$—	$25,063,968
Liabilities:
Securities Sold Short
Exchange-Traded Funds	$14,661,463	$—	$—	$14,661,463
Total Securities Sold Short	$14,661,463	$—	$—	$14,661,463

Refer to the Funds’ schedule of investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at September 30, 2016, the end of the reporting period. The Funds recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Funds during the year ended September 30, 2016.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or its equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Scharf Investments, LLC (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by each Fund.  As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly.  The Funds pay fees calculated at an annual rate of 0.99% based upon the average daily net assets of each Fund.  For the year ended September 30, 2016, the Funds incurred the following in advisory fees.

Advisory Fees
Scharf Fund	$5,323,754
Scharf Balanced Opportunity Fund	541,277
Scharf Global Opportunity Fund	231,317
Scharf Alpha Opportunity Fund	103,634

The Funds are responsible for their own operating expenses. The Adviser has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest expense, dividends on securities sold short, taxes and extraordinary expenses) to 1.09% and 1.34% per the operating expenses limitation agreement for the Institutional Class and Retail Class, respectively, of the Scharf Fund, 0.65% of the Scharf Global Opportunity Fund and 1.00% of the Scharf Alpha Opportunity Fund average daily net assets of each Fund. Effective January 21, 2016, the actual net expenses are being limited to 1.05% and 1.30% for the Institutional Class and Retail Class, respectively, of the Scharf Balanced Opportunity Fund average daily net assets. Prior to January 21, 2016, the Scharf Balanced Opportunity Fund Institutional Class expenses were limited to 1.20% of average daily net assets. Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended September 30, 2016, the Adviser reduced its fees in the amount of $742,298,

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

$214,058, $331,358, and $152,260, for the Scharf Fund, the Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund, respectively.

The expense limitation for the Scharf Fund and the Scharf Balanced Fund will remain in effect through at least January 27, 2018. The expense limitation for the Scharf Global Opportunity Fund will remain in effect through January 27, 2017, after which the Expense Cap will increase to 1.50%, and thereafter the Expense Cap will be 1.50% from January 28, 2017 through at least January 27, 2018. The expense limitation for the Scharf Alpha Opportunity Fund will remain in effect through January 27, 2017, after which the Expense Cap will increase to 1.50% through at least January 27, 2018. The Expense Cap may be terminated only by the Board of Trustees (the “Board”) of the Trust.  Cumulative expenses subject to recapture expire as follows:

		Scharf Balanced		Scharf Global		Scharf Alpha
		Opportunity		Opportunity		Opportunity
Scharf Fund		Fund		Fund		Fund
Year	Amount	Year	Amount	Year	Amount	Year	Amount
2017	$62,615	2017	$127,045
2018	397,364	2018	116,422	2018	$282,681
2019	742,298	2019	214,058	2019	331,358	2019	$152,260
	$1,202,277		$457,525		$614,039		$152,260

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

For the year ended September 30, 2016, the Funds incurred the following expenses for administration and fund accounting, custody, transfer agency, and Chief Compliance Officer fees:

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

		Scharf	Scharf	Scharf
		Balanced	Global	Alpha
	Scharf	Opportunity	Opportunity	Opportunity
	Fund	Fund	Fund	Fund
Administration and
Fund Accounting	$428,940	$83,063	$52,146	$38,582
Custody	78,926	25,010	25,183	8,293
Transfer Agency (a)	35,051	18,943	11,782	7,970
Chief Compliance Officer	8,998	8,997	8,998	6,748

(a) Does not include out-of-pocket expenses.

At September 30, 2016, the Funds had payables due to USBFS for administration and fund accounting, U.S. Bank N.A. for custody fees, transfer agency, and Chief Compliance Officer fees in the following amounts:

		Scharf	Scharf	Scharf
		Balanced	Global	Alpha
	Scharf	Opportunity	Opportunity	Opportunity
	Fund	Fund	Fund	Fund
Administration and
Fund Accounting	$80,095	$17,025	$9,258	$9,094
Custody	14,295	4,321	3,684	2,708
Transfer Agency (a)	6,097	3,713	2,032	1,670
Chief Compliance Officer	1,498	1,498	1,498	1,498

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 5 – 12B-1 DISTRIBUTION FEES

The Scharf Fund – Retail Class, the Scharf Balanced Opportunity Fund – Retail Class, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits each to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2016, the Funds paid the Distributor the following in 12b-1 fees:

12b-1 Fees
Scharf Fund – Retail Class	$200,673
Scharf Balanced Opportunity Fund – Retail Class	6,731
Scharf Global Opportunity Fund	44,982
Scharf Alpha Opportunity Fund	26,170

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees at an annual rate of 0.10% of the average daily net assets of each Fund.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the year ended September 30, 2016, the Funds incurred the following shareholder servicing fees under the agreement:

Shareholder
Servicing Fees
Scharf Fund
Institutional Class	$287,503
Retail Class	79,897
Scharf Balanced Opportunity Fund
Institutional Class	46,925
Retail Class	2,714
Scharf Global Opportunity Fund	21,797
Scharf Alpha Opportunity Fund	10,468

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

NOTE 7 – LINES OF CREDIT

The Scharf Fund and the Scharf Balanced Opportunity Fund had lines of credit in the amount of $6,000,000 and $1,000,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the year ended September 30, 2016, the Funds did not draw upon their lines of credit.

NOTE 8 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2016, the cost of purchases (including the securities received in a transfer in-kind) and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Scharf Fund	$255,848,718	$144,242,775
Scharf Balanced Opportunity Fund	19,686,870	14,129,275
Scharf Global Opportunity Fund	16,902,556	11,471,998
Scharf Alpha Opportunity Fund	25,897,448	3,277,049

There were no purchases and sales of U.S. Government securities during the year ended September 30, 2016.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Scharf
		Balanced
	Scharf	Opportunity
	Fund	Fund
Cost of Investments (a)	$557,655,735	$55,154,368
Gross unrealized appreciation	60,837,371	6,229,791
Gross unrealized depreciation	(12,444,390)	(891,043)
Net unrealized appreciation	48,392,981	5,338,748
Net unrealized depreciation on foreign currency	(2,121)	(364)
Undistributed ordinary income	657,198	226,726
Undistributed long-term capital gains	—	399,023
Total distributable earnings	657,198	625,749
Other accumulated gains/(losses)	(1,037,488)	—
Total accumulated earnings/(losses)	$48,010,570	$5,964,133

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

	Scharf	Scharf
	Global	Alpha
	Opportunity	Opportunity
	Fund	Fund
Cost of Investments (a)	$24,913,511	$23,736,950
Gross unrealized appreciation	4,261,419	1,929,927
Gross unrealized depreciation	(1,561,283)	(602,909)
Net unrealized appreciation	2,700,136	1,327,018
Net unrealized appreciation on foreign currency	30	4
Net unrealized depreciation on short sales	—	(710,414)
Undistributed ordinary income	107,634	28,869
Undistributed long-term capital gains	196,736	77,426
Total distributable earnings	304,370	106,295
Other accumulated gains/(losses)	—	—
Total accumulated earnings/(losses)	$3,004,536	$722,903

(a)
The difference between book-basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, tax adjustments related to partnerships and a transfer in-kind.

At September 30, 2016, the Scharf Fund deferred, on a tax basis, post-October losses and late year losses of $1,037,488.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses.  As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The tax character of distributions paid during the years ended September 30, 2016  and September 30, 2015 was as follows:

			Scharf Balanced
	Scharf Fund		Opportunity Fund
	September 30,	September 30,	September 30,	September 30,
	2016	2015	2016	2015
Ordinary Income	$482,536	$346,481	$119,730	$428,017
Long-Term
Capital Gains	16,014,049	7,491,960	1,863,122	1,384,100

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

	Scharf Global
	Opportunity Fund
	September 30,	September 30,
	2016	2015
Ordinary Income	$165,449	$15,364
Long-Term Capital Gains	804,473	—

The Scharf Fund, the Scharf Balanced Opportunity Fund and the Scharf Global Opportunity Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2016.

NOTE 10 – CLASS NAME CHANGE

Effective January 21, 2016, the Scharf Balanced Opportunity Fund Investor Class changed its name to the Scharf Balanced Opportunity Fund Institutional Class.

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•
Non-Diversification Risk (Scharf Global Opportunity Fund and Scharf Alpha Opportunity Fund).  To the extent that the Funds invest their assets in fewer securities, the Funds are subject to a greater risk of loss if any of those securities become permanently impaired than a fund that invests more widely.

•
Foreign and Emerging Market Securities Risk.  The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.  These risks are greater in emerging markets.

•
Investment Style Risk.  The Adviser follows an investing style that favors relatively low valuations.  At times when this style is out of favor, the Funds may underperform funds that use different investing styles.

•
Small- and Medium-Sized Company Risk.  Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Special Situations Risk.  There is a risk that the special situation (i.e., spin-off, liquidation, merger, etc.) might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Funds.  In addition, investments in special situation companies may be illiquid and difficult to value, which will require a Fund to employ fair value procedures to value its holdings in such investments.

•
Short Sales Risk (Scharf Alpha Opportunity Fund). A short sale is the sale by the Alpha Opportunity Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

•
Leverage Risk (Scharf Alpha Opportunity Fund).  Leverage is investment exposure which exceeds the initial amount invested.  Leverage can cause the portfolio to lose more than the principal amount invested.  Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

SCHARF FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and Shareholders of:
Scharf Funds

We have audited the accompanying statements of assets and liabilities of the Scharf Fund, the Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund (each a “Fund” and collectively, the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2016, and with respect to the Scharf Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 30, 2011 (commencement of operations) to September 30, 2012, with respect to the Scharf Balanced Opportunity Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in  the period then ended and for the period December 31, 2012 (commencement of operations) to September 30, 2013, with respect to the Scharf Global Opportunity Fund, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period October 14, 2014 (commencement of operations) to September 30, 2015, with respect to the Scharf Alpha Opportunity Fund, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period December 31, 2015 (commencement of operations) to September 30, 2016. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scharf Fund, the Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund as of September 30, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2016

SCHARF FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2016 (Unaudited)

For the year ended September 30, 2016, the Scharf Fund, the Scharf Balanced Opportunity Fund, and the Scharf Global Opportunity Fund designated $482,536, $119,730, and $165,449, respectively, as ordinary income. The Scharf Fund, the Scharf Balanced Opportunity Fund and the Scharf Global Opportunity Fund designated $16,014,049, $1,863,122 and $804,473, respectively, as long-term capital gains for purposes of the dividends paid deduction.

For the year ended September 30, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Scharf Fund, the Scharf Balanced Opportunity Fund and the Scharf Global Opportunity Fund was 100%, 100% and 100%, respectively.

For corporate shareholders in the Scharf Fund, the Scharf Balanced Opportunity Fund and the Scharf Global Opportunity Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2016 was 100%, 100% and 79.49%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Scharf Fund, the Scharf  Balanced Opportunity Fund and the Scharf Global Opportunity Fund was 0%, 0%, and 3.36%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-572-4273 (1-866-5SCHARF) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2015

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-572-4273 (1-866-5SCHARF). Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form N-Q is also available by calling 1-866-572-4273 (1-866-5SCHARF).

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	4	Trustee,
(age 70)		term since	Gamma Delta		Advisors
615 E. Michigan Street		March	Housing Corporation		Series Trust
Milwaukee, WI 53202		2014.	(collegiate housing		(for series not
			management) (2012		affiliated with
			to present); Trustee		the Funds);
			and Chair (2000 to		Independent
			2012), New Covenant		Trustee from
			Mutual Funds		1999 to 2012,
			(1999 to 2012); Director		New Covenant
			and Board Member,		Mutual Funds
			Alpha Gamma Delta		(an open-end
			Foundation		investment
			(philanthropic		company with
			organization)		4 portfolios).
(2005 to 2011).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	4	Trustee,
(age 82)		term since	President, Hotchkis and		Advisors
615 E. Michigan Street		May 2002.	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202			funds) (1985 to 1993).		(for series not
affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	4	Trustee,
(age 76)		term since	Vice President, Federal		Advisors
615 E. Michigan Street		February	Home Loan Bank of		Series Trust
Milwaukee, WI 53202		1997.	San Francisco.		(for series not
affiliated with
the Funds).

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	4	Trustee,
(age 57)		term*; since	Group, Inc. (financial		Advisors
615 E. Michigan Street		January	consulting firm)		Series Trust
Milwaukee, WI 53202		2016.	(1998 to present).		(for series not
affiliated with
the Funds);
Independent
Trustee,
Doubleline
Funds Trust
(an open-end
investment
company with
13 portfolios),
Doubleline
Equity Trust,
Doubleline
Opportunistic
Credit Fund
and Doubleline
Income
Solutions
Fund, from
2010 to
present.

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	4	Trustee,
(age 69)	Trustee	term since	U.S. Bancorp Fund		Advisors
615 E. Michigan Street		September	Services, LLC		Series Trust
Milwaukee, WI 53202		2008.	(May 1991 to present).		(for series not
affiliated with
the Funds).

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Officers

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Joe D. Redwine	Chairman and	Indefinite	President, CEO, U.S. Bancorp Fund
(age 69)	Chief Executive	term since	Services, LLC (May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite	Senior Vice President, Compliance and
(age 49)	Principal	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Executive Officer	June 2003.	Services, LLC (March 1997 to present).
Milwaukee, WI 53202

Cheryl L. King	Treasurer and	Indefinite	Vice President, Compliance and
(age 55)	Principal	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Financial Officer	December 2007.	Services, LLC (October 1998 to
Milwaukee, WI 53202			present).

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 45)	Treasurer	term since	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		September 2013.	Services, LLC (June 2005 to present).
Milwaukee, WI 53202

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance
(age 45)	Treasurer	term since	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		September 2013.	Services, LLC (June 2004 to present).
Milwaukee, WI 53202

Michael L. Ceccato	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp
(age 59)	Chief Compliance	term since	Fund Services, LLC (February 2008
615 E. Michigan Street	Officer and	September 2009.	to present).
Milwaukee, WI 53202	AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel,
(age 51)		term since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September 2015.	(May 2006 to present).
Milwaukee, WI 53202

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp
(age 29)	Secretary	term since	Fund Services, LLC (July 2013 to
615 E. Michigan Street		September 2015.	present); Proxy Voting Coordinator and
Milwaukee, WI 53202			Class Action Administrator, Artisan
Partners Limited Partnership
(September 2012 to July 2013);
Legal Internship, Artisan Partners
Limited Partnership (February 2012 to
September 2012); J.D. Graduate,
Marquette University Law School
(2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2016, the Trust was comprised of 48 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-866-572-4273 (1-866-5SCHARF).

SCHARF FUNDS

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses,  annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-572-4273 (1-866-5SCHARF) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

SCHARF FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser
Scharf Investments, LLC
5619 Scotts Valley Drive, Suite 140
Scotts Valley, CA 95066

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(866) 572-4273

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866)-5SCHARF.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2016	FYE 9/30/2015
Audit Fees	$64,300	$46,100
Audit-Related Fees	N/A	N/A
Tax Fees	$13,600	$9,900
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2016	FYE 9/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess__
  Douglas G. Hess, President

Date  12/2/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  12/2/16

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date 12/2/16

* Print the name and title of each signing officer under his or her signature.